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                                                                    EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated November 5, 1999 (this "Agreement"), between Lanier Worldwide, Inc., a Delaware corporation ("Issuer"), and Harris Corporation, Inc., a Delaware corporation
("Stockholder").

                  WHEREAS, on November 5, 1999 (the "Distribution Date") Stockholder intends to make a pro rata distribution to its stockholders of approximately 90% of the shares of common stock, par value $0.01 per share, of Issuer (the "Common Stock") outstanding as of the Distribution Date; and

                  WHEREAS, Stockholder intends to retain approximately 10% of the shares of Common Stock outstanding as of the Distribution Date, and/or transfer some or all of such retained shares to one or more of its direct or indirect majority-owned subsidiaries and cause any such subsidiaries to retain them (any such subsidiary, a "Seller" and such shares so retained by Stockholder or any Seller, the "Shares");

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

                  1.01 Definitions. Capitalized terms used but not defined in this Agreement have the respective meanings ascribed to such terms in the Distribution Agreement. In addition, the following terms shall have the following meanings:

                  (a) "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

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                  (b) "Common Stock" has the meaning set forth in the Recitals.

                  (c) "Demand Registration Statement" has the meaning set forth in Section 2.02(a).

                  (d) "Distribution Agreement" has the meaning set forth in the Recitals.

                  (e) "Distribution Date" has the meaning set forth in the Recitals.

                  (f) "Effective Period" has the meaning set forth in Section 2.02(c).

                  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended or any similar successor federal statute and the rules and regulations of the Commission thereunder, all as shall be in effect from time to time.

                  (h) "Expenses" has the meaning set forth in Section 2.04.

                  (i) "Indemnified Party" has the meaning set forth in Section 2.05(c).

                  (j) "Indemnifying Party" has the meaning set forth in Section 2.05(c).

                  (k) "Inspectors" has the meaning set forth in Section 2.03(a)(iv).

                  (l) "Issuer" has the meaning set forth in the Preamble.

                  (m) "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  (n) "Records" has the meaning set forth in Section
2.03(a)(iv).

                  (o) "Registered Shares" means the Shares of which resales by the Stockholder and the Sellers have been registered under the Registration Statement.


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                  (p) "Registration Statement" has the meaning set forth in
Section 2.02(b).

                  (q) "Release Date" has the meaning set forth in Section
2.01(a).

                  (r) "Securities" means the Shares until, in the case of any particular Share, it is (i) disposed of in accordance with the Registration Statement, (ii) distributed to the public pursuant to Rule 144 under the Securities Act or (iii) no longer owned of record or beneficially by Stockholder or any Seller.

                  (s) "Seller" has the meaning set forth in the Recitals.

                  (t) "Securities Act" means the Securities Act of 1933, as amended or any similar successor federal statute and the rules and regulations of the Commission thereunder, all as shall be in effect from time to time.

                  (u) "Shares" has the meaning set forth in the Recitals.

                  (v) "Shelf Registration Statement" has the meaning set forth in Section 2.02(b).

                  (w) "Stockholder" has the meaning set forth in the Preamble.

                  (x) "Termination Date" has the meaning set forth in Section 2.02(c).

                  1.02 Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.


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                                   ARTICLE II

                            RESTRICTIONS AND RIGHTS

                  2.01 Restrictions. (a) During the period beginning on the Distribution Date and ending on the 180th calendar day following the Distribution Date (such date, the "Release Date"), Stockholder shall not, and shall cause each Seller not to, offer, sell, contract to sell or otherwise dispose of any of the Shares. Any contrary provision of this Agreement notwithstanding, no provision of this Agreement shall prohibit, limit, restrict or pertain to the offer, sale, disposition or voting of shares of Common Stock
(i) distributed in respect of shares of Stockholder's common stock granted pursuant to Stockholder's performance share award program, (ii) held by any savings plan in which directors, officers or employees of Stockholder may be entitled to participate, or (iii) in connection with the transfer of any Shares among Stockholder, any Seller and any other direct or indirect majority-owned subsidiary of Stockholder.

                  (b) On any matter subject to a vote of stockholders of Issuer, Stockholder shall vote or cause to be voted all of the Shares owned by it or any Seller of record and/or of which it or any Seller is the beneficial owner in proportion to the aggregate votes cast by other stockholders of Issuer entitled to vote on such matter.

                  2.02 Registration Rights. (a) At any time during the period of time following the 120th calendar day following the Distribution Date and terminating on the second anniversary of the Distribution Date, Stockholder shall have the right on two occasions to require Issuer to file with the Commission a registration statement under the Securities Act providing for the registration under the Securities Act of all or a portion of the Shares held by Stockholder and any Sellers (each, a "Demand Registration Statement"), one of which may be a Shelf Registration Statement. As promptly as practicable, but in no event later than 30 calendar days after Issuer receives a written request from Stockholder to file the Demand Registration Statement, Issuer shall file with the Commission and thereafter cause to be declared effective promptly the related Demand Registration Statement with respect to such


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number of Shares as Stockholder shall have demanded be registered.

                  (b) As promptly as practicable, but in no event later than 30 calendar days after Issuer receives a written request from Stockholder therefor (which request must be given during the Effective Period, which written request shall be counted as one of the two demand rights that Stockholder holds pursuant to Section 2.02(a), Issuer shall cause to be filed in conformity with the requirements of the Securities Act a "shelf" registration statement on any appropriate form pursuant to Rule 415 under the Securities Act (including all amendments thereto, a "Shelf Registration Statement" and, collectively with any Demand Registration Statement, a "Registration Statement") in respect of the resale from time to time by Stockholder and any Sellers, in the manner designated by Stockholder in its request, of the number of Shares designated by Stockholder in its request.

                  (c) Prior to filing any Registration Statement, Issuer will furnish a draft thereof to Stockholder and shall not file such Registration Statement without Stockholder's prior written consent, which consent shall not be unreasonably withheld. Issuer shall use its reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act within 60 calendar days after the receipt of the request therefor and shall use its reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the period of time (such period of time, the "Effective Period") following the initial effectiveness of the Registration Statement and terminating upon the earlier to occur of the date that (i) Stockholder and its direct and indirect majority-owned subsidiaries no longer hold any Securities or (ii) is the second anniversary of the Distribution Date (the "Termination Date"); provided, however, that the Termination Date shall be extended by any period of time Stockholder or any Seller may be unable to effect sales of Registered Shares under Sections 2.03(b) or 2.03(c). Each Registration Statement shall relate only to the offer and sale of Shares by Stockholder and any Sellers and shall not relate to the offer and sale of securities other than the Shares or to offers or sales by any person or entity other than Stockholder and any Sellers.


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                  2.03 Registration Procedures. (a) In connection with any
Registration Statement, and in accordance with the intended method or methods of distribution of the Registered Shares as described in writing by Stockholder and set forth in such Registration Statement or any prospectus supplement contained therein, Issuer shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations), but only during the Effective Period:

                  (i) promptly amend the Registration Statement and amend or supplement the prospectus incorporated therein (A) to cover additional Shares, in the event that the number of Shares shall be increased as a result of a stock split or similar event following the issuance of any Shares, (B) if required by the registration form utilized by Issuer for the Registration Statement or by the instructions applicable to such registration form or otherwise required by the Securities Act or the rules and regulations thereunder, (C) at the request of Stockholder, to describe the intended method or methods of distribution of the Registered Shares pursuant to a written description furnished by Stockholder, and (D) to the extent necessary to ensure that the Registration Statement, any prospectus incorporated therein, and any amendment or supplement thereto, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading; and use its reasonable efforts to cause any such amendment to the Registration Statement to be declared effective as soon as practicable after the filing thereof; provided, however, that Issuer shall furnish copies of such amendment at a reasonable time prior to the filing thereof and shall not make any such filing to which Stockholder shall have reasonably and timely objected; and provided, further, that the foregoing proviso shall not apply to any document filed by Issuer pursuant to the Exchange Act which is, or is deemed to be, incorporated by reference in any Registration Statement or any prospectus or prospectus supplement;


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                  (ii) furnish without charge to Stockholder, any sales or
         placement agent and any underwriter of Registered Shares, a reasonable number of copies of the Registration Statement and each amendment thereto (in each case including all exhibits thereto), each prospectus or prospectus supplement included in the Registration Statement (including each preliminary prospectus) and any amendments or supplements thereto and (upon request by Stockholder) any documents incorporated therein by reference;

                  (iii) comply with the provisions of the Securities Act and all applicable rules and regulations of the Commission with respect to the disposition of all Registered Shares covered by the Registration Statement in accordance with the intended method or methods of distribution thereof set forth in the Registration Statement or any prospectus supplement contained therein;

                  (iv) make available for inspection by Stockholder or by any underwriter, attorney, accountant or other agent retained by Stockholder or any Seller (collectively, the "Inspectors") financial and other records and pertinent corporate documents of Issuer (collectively, the "Records"), provide the Inspectors with opportunities to discuss the business of Issuer with its officers, and provide opportunities to discuss the business of Issuer with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent but only to the extent reasonably necessary to enable Stockholder or any underwriter retained by Stockholder or any Seller to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act. Records which Issuer determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed to any Inspector unless such Inspector enters into a confidentiality agreement in customary form and reasonably acceptable to such parties and Issuer and which provides that Records shall not be disclosed to third parties unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a


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         material fact in the Registration Statement, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over Stockholder or such Inspector or (C) all of the information contained in such Records has been made generally available to the public. Stockholder will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to Issuer and allow Issuer, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

                  (v) promptly notify Stockholder, each sales or placement agent and each underwriter of Registered Shares (A) when the Registration Statement or any related prospectus or any amendment or supplement has been filed, and, with respect to the Registration Statement or any amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the related prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by Issuer of any notification with respect to the suspension of the qualification of the Registered Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) of the happening of any event which makes any statement in the Registration Statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the Registration Statement or any prospectus, or amendment or supplement thereto, so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading;

                  (vi) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness


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         of the Registration Statement or any post-effective amendment thereto;

                  (vii) use its reasonable efforts to register or qualify the Registered Shares for offer and sale under such securities or "blue sky" laws of such jurisdictions as Stockholder, any sales or placement agent or underwriter of Registered Shares shall reasonably request in writing at least 10 days prior to the closing of any particular sale pursuant to the Registration Statement; provided, however, that Issuer shall not be required for any such purpose to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 2.03(a)(vii), (B) consent to general service of process in any such jurisdiction, provided that Issuer shall execute consents to service of process in the forms customarily requested in connection with the Registration Statement or qualification of securities under state or securities or "blue sky" laws, (C) subject itself to taxation in any such jurisdiction in which it is not already so subject, or (D) make any changes to its certificate of incorporation or bylaws or enter into any undertakings with respect to its corporate affairs other than undertakings customarily given in connection with qualifications of securities for sale which do not restrict the conduct of its business;

                  (viii) use its reasonable efforts to cause the Shares to be listed for trading on the New York Stock Exchange, Inc. or such other securities exchange or interdealer quotation system on which shares of Common Stock may be traded or listed and to cause the Registered Shares to be registered with or approved by such other governmental agencies or authorities within the United States (except as may be required as a consequence of the nature of Stockholder's business) as may be necessary by virtue of the markets on which the Registered Shares are listed or quoted to enable Stockholder any Seller to consummate the disposition of the Registered Shares;

                  (ix) cooperate with Stockholder and any sales or placement agent or underwriter of Registered Shares to


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         facilitate the timely preparation and delivery of certificates representing Registered Shares to be sold pursuant to the Registration Statement, which certificates shall not bear any restrictive legends except as required by law or, in the case of certificates held by The Depository Trust Company or any similar depository, as customarily borne by securities held by such depository; and, in the case of an underwritten offering, enable such Registered Shares to be in such denominations and registered in such names as the managing underwriter or underwriters thereof may request in writing at least two business days prior to any sale of the Registered Shares;

                  (x) enter into such agreements (including an underwriting agreement or placement agency agreement) as are customary in transactions of the kind contemplated by the intended method or methods of distribution of the Registered Shares set forth in the Registration Statement and reasonably acceptable to Issuer, and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of Registered Shares; and (A) make such representations and warranties with respect to the Registration Statement or any post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to Stockholder, any Seller and the sales or placement agent or underwriters of the Registered Shares in form, substance and scope as are customary in connection with transactions of such kind; (B) if requested by the managing underwriters or lead placement agent of the Registered Shares, obtain an opinion of outside counsel to Issuer in customary form and covering matters of the type customarily covered by such an opinion, addressed to such sales or placement agent or underwriters named in the underwriting agreement and dated the date of the closing of the sale of the Registered Shares relating thereto (provided that such opinion shall be dated as of a single date and no updates thereof shall be required); (C) if requested by the managing underwriters or lead placement agent of the Registered Shares, (I) obtain a "comfort" letter (or, if a "comfort" letter may not be delivered under applicable accounting pronouncements or standards, a single


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         "procedures" letter) and a single update thereof from each of the independent certified public accountants who have certified the most recent audited financial statements that are incorporated by reference in the Registration Statement, which letters shall be addressed to the sales or placement agent or any underwriter of Registered Shares and shall be dated the date of the prospectus used in connection with an offering of Registered Shares and/or the date of the closing of the sale of Registered Shares, such letter or letters to be in customary form and covering such matters of the type customarily covered by "comfort" letters of such type, and (II) use its reasonable efforts to have such letter addressed to Stockholder and/or any Seller; (D) deliver such documents and certificates as may be reasonably requested by Stockholder, any Seller and the sales or placement agent or any underwriter of Registered Shares to evidence compliance with any conditions contained in the underwriting agreement or other agreement entered into by Issuer; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections 2.03 and 2.04 of this Agreement; provided, however, that notwithstanding any other provision of this Agreement, Issuer shall have no obligation to enter into more than two agreements covering firm commitment underwritings of publicly offered Registered Shares pursuant to this Agreement;

                  (xi) use reasonable efforts to make available to its security holders an earnings statement, as soon as reasonably practicable but in no event later than 90 days after the end of the period of twelve months commencing on the first day of any fiscal quarter next succeeding each sale by Stockholder and/or any Seller of Registered Shares, which earnings statement shall cover such twelve month period and shall satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act; provided, that Issuer's obligations under this paragraph (xi) may be satisfied by the timely filing of quarterly or annual reports under the Exchange Act containing the information specified by Rule 158; and


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                  (xii) use its reasonable efforts to assist Stockholder and/or any Seller in marketing the Securities, including causing its executive officers to participate in such "road show" presentations and conference calls as may be customary in the marketing of equity securities; provided, however, that Stockholder shall cause the managing underwriters or placement agents of any Securities to give such executives reasonable advance notice concerning the scheduling of any such presentation or call and provided, further, that such presentations and conference calls shall be scheduled with the understanding that the regular responsibilities of such executive officers will take priority over any such activities.

                  (b) In the event that Issuer would be required to provide the notice contemplated by Section 2.03(a)(v)(E) to Stockholder or any sales or placement agent or underwriter, Issuer shall, as promptly as practicable, prepare and furnish to Stockholder and each sales or placement agent or underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Upon receipt of any notice from Issuer pursuant to
Section 2.03(a)(v)(C), (D) or (E), Stockholder shall, and shall cause each Seller to, and shall use its reasonable efforts to cause any sales or placement agent or underwriter of Registered Shares to, forthwith discontinue disposition of Registered Shares until such Person shall have received copies of such amended or supplemented prospectus and, if so directed by Issuer, to destroy or to deliver to Issuer all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering the Registered Shares as soon as practicable after Stockholder's receipt of such notice; provided, however, with respect to a notice pursuant to Section 2.03(a)(v)(D), Stockholder shall be obligated to comply with the covenant set forth in this sentence only with respect to the jurisdiction to which such notice relates.


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                  (c) In the event that the Board of Directors of Issuer, as determined by majority vote thereof, provides written notice to Stockholder (accompanied by a resolution of the board setting forth the following) that it has determined that in order for Stockholder or any Seller to effect sales of Registered Shares under a Registration Statement, Issuer would have to disclose material nonpublic information which, if disclosed at such time, would be materially harmful to Issuer and its stockholders, then, for a period not to exceed 60 days from the date of receipt of such notice, Stockholder agrees not to effect, and shall cause each Seller and any sales or placement agent or underwriter not to effect, any such sales of such Registered Shares under such Registration Statement; provided that Issuer may not exercise this deferral right more than once in any consecutive twelve-month period; and provided, further, that nothing in this paragraph shall prohibit or restrict Stockholder or any Seller from effecting sales or transfers otherwise than under a Registration Statement.

                  (d) Stockholder shall furnish to Issuer in writing such information regarding Stockholder, any Seller and its or their intended method of distribution of the Registered Shares as Issuer may from time to time reasonably request in writing, but only to the extent that such information is required in order for Issuer to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to the Registered Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. Stockholder shall notify Issuer as promptly as practicable of any inaccuracy or change in information previously furnished in writing by Stockholder to Issuer or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registered Shares contains or would contain an untrue statement of a material fact regarding Stockholder, any Seller or its or their intended method of distribution of the Registered Shares or omits to state any material fact regarding Stockholder, any Seller or its or their intended method of distribution of the Registered Shares required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to Issuer any additional information required to correct and update any previously


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furnished information or required so that such prospectus shall not contain, with respect to Stockholder, any Seller or the distribution of the Registered Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) Issuer, Stockholder, each Seller and all of their respective officers and directors will comply with the provisions of Regulation M promulgated by the Commission, as applicable to them in connection with sales of Registered Shares.

                  2.04 Registration Expenses. Issuer agrees to bear and to pay, or cause to be paid, promptly upon request being made therefor, all expenses incident to Issuer's performance of or compliance with this Agreement, including, without limitation: (a) all Commission and any National Association of Securities Dealers registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Registered Shares for offering and sale under state securities or "blue sky" laws referred to in
Section 2.03(a)(vii) hereof, including reasonable fees and disbursements of counsel for any sales or placement agent or underwriter in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of any Registration Statement, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registered Shares and all other documents relating hereto, (d) internal expenses of Issuer (including, without limitation, all salaries and expenses of Issuer's officers and employees performing legal or accounting duties), (e) fees, disbursements and expenses of Issuer's counsel and its other advisors and experts and independent certified public accountants of Issuer (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), and (f) the fees and expenses incurred in connection with the listing or quotation of the Registered Shares on the New York Stock Exchange, Inc. or any other stock exchange or dealer quotation system on which the Common Stock shall at such time be listed or traded (collectively, the "Expenses"). To the extent that any


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Expenses are incurred, assumed or paid by Stockholder, any Seller or any sales or placement agent or underwriter of Registered Shares, Issuer shall reimburse such Person for the full amount of the Expenses so incurred, assumed or paid promptly after receipt of a written request therefor, which shall specify in reasonable detail the nature and amount of the Expenses. Notwithstanding the foregoing, Stockholder shall pay or cause to be paid, as appropriate, (a) all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the Registered Shares by or on behalf of Stockholder or any Seller, (b) all out-of-pocket expenses and disbursements arising out of or related to any marketing efforts undertaken pursuant to
Section 2.03(a)(xii) of this Agreement, (c) the fees, disbursements and expenses of counsel to Stockholder or any Seller in connection with the offering and sale of the Registered Shares, (d) the disbursements and expenses of any placement agents or underwriters in connection with the offering and sale of the Registered Shares, and (e) all transfer taxes applicable to the sale of the Registered Shares.

                  2.05  Indemnification; Contribution.

                  (a) Indemnification by Issuer. Issuer shall, and it hereby agrees to, (i) indemnify, defend and hold harmless Stockholder and each Seller, and each Person who participates as a sales or placement agent or underwriter in any offering or sale of the Registered Shares, against any losses, claims, damages or liabilities to which Stockholder, any Seller or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) an untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(B) any violation by Issuer of any federal, state or other law applicable to Issuer in connection with such registration, and (ii) reimburse Stockholder, each Seller and any such agent or underwriter for any legal or other out-of-pocket expenses reasonably


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incurred by them in connection with investigating or defending any such action, proceeding or claim; provided, however, that Issuer shall not be liable to any such Person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Issuer by any such Person expressly for use therein, or by such Person's failure to furnish Issuer, upon written request, with the information with respect to such Person, or Stockholder's intended method of distribution, that is the subject of the untrue statement or omission.

                  (b) Indemnification by Stockholder. Stockholder agrees to (i) indemnify, defend and hold harmless Issuer, and each Person who participates as a sales or placement agent or underwriter in any offering or sale of the Registered Shares, against any losses, claims, damages or liabilities to which Issuer may become subject, insofar as such losses, claims, damages or liabilities (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Issuer by Stockholder expressly for use therein, and (ii) reimburse Issuer and any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such action, proceeding or claim; provided, however, that the liability of Stockholder shall be limited to the proceeds received by Stockholder and each Seller from the sale of Registered Shares under such Registration Statement.

                  (c) Notice of Claims, Etc. Promptly after receipt by any party which is entitled to assert a right to indemnification under Section 2.05(a) or (b) (each, an "Indemnified Party"), of written notice of the commencement of any action or proceeding as to which such Indemnified Party is entitled to indemnification under Section 2.05(a) or (b), such Indemnified Party shall, without regard to whether a claim in respect thereof is to be made against the party against whom such right to indemnification may be asserted (an "Indemnifying Party"), notify such Indemnifying Party in writing of the commencement of such action or proceeding; but the omission so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by
Section 2.05(a) or (b) unless the Indemnifying Party was materially prejudiced by such failure of the Indemnified Party to give such notice, and in no event shall such omission relieve the Indemnifying Party from any other liability it may have to such Indemnified Party. In case any such action or proceeding shall be brought against any Indemnified Party and it shall notify an Indemnifying Party of the commencement thereof, such Indemnifying Party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation (unless the Indemnified Party reasonably objects to such assumption on the grounds that there may be defenses available to it which are in conflict with defenses available to the Indemnifying Party, in which event the Indemnified Party shall have the right to control its defense and shall be reimbursed by the Indemnifying Party for the expenses incurred in connection with retaining separate counsel, which shall be limited to a single law firm in each jurisdiction). If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for all

Indemnified Parties with respect to such claim. The Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party will consent to entry of any judgment or enter into any settlement agreement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

                  (d) Contribution. If, for any reason (other than a reason specified herein), the indemnification provisions contemplated by Section 2.05(a) or (b) hereof are unavailable to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.05(d) were determined (i) by pro rata allocation (even if Stockholder, or any Sellers, or any agents for, or underwriters of, the Registered Shares, or any or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 2.05(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 2.05(c) hereof) any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action, proceeding or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (e) Beneficiaries of Indemnification. The obligations of Issuer and Stockholder under this Section 2.05 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, subsidiary, affiliate and partner of any Indemnified Party and each agent and underwriter of Securities and each Person, if any, who controls any Indemnified Party or any such agent or underwriter within the meaning of the Securities Act; and the obligations of Stockholder contemplated by this Section 2.05 shall be in addition to any liability that Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each Person who, with his consent, is named in any Registration Statement as about to become a director of Issuer.

                  2.06 Underwriters. If any of the Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by Stockholder and shall be reasonably acceptable to Issuer (provided, however, that Issuer agrees that Morgan Stanley Dean Witter shall be reasonably acceptable to Issuer).

                  2.07 Approval for Listing. Promptly after the date hereof and after any subsequent increase in the number of Shares, Issuer shall take all necessary action to cause all of the Shares to be approved for listing, subject to official notice of issuance, on the primary national security exchange or dealer quotation system on which the Common Stock may then be listed or authorized for quotation.

                  2.08 Subsequent Registration Rights. Nothing in this Agreement shall prevent the Issuer from granting any registration rights to any other person with respect to any securities of Issuer.

                                  ARTICLE III

                                 MISCELLANEOUS

                  3.01 Term of Agreement; Termination; Survival. The term of this Agreement shall commence on the date hereof and such term and this Agreement shall, subject to Section 3.05, terminate upon the expiration of the Effective Period.

                  3.02 Specific Performance and Other Equitable Rights. Each of the parties hereto recognizes and acknowledges that a breach by a party or by any assignee thereof of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

                  3.03 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt of oral confirmation that such transmission has been received, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person or by Stockholder:

                  (a)  if to Issuer, addressed as follows:

                       Lanier Worldwide, Inc.
                       2300 Parklake Drive, N.E.
                       Atlanta, Georgia 30345
                       Attention:  General Counsel
                       Telecopier:  (770) 621-1073

                  (b)  if to Stockholder, addressed as follows:

                       Harris Corporation
                       1025 West NASA Boulevard
                       Melbourne, Florida 32919
                       Attention:  Richard L. Ballantyne
                                   Scott T. Mikuen
                       Telecopier: (407) 727-9234

or to such other address as the relevant party may from time to time advise by notice in writing given pursuant to this Section 3.03. The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery thereof.

                  3.04 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. Each Seller shall be an intended third party beneficiary of this Agreement.

                  3.05 Survival. The several indemnities, agreements, and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling Person of any of the foregoing, and shall survive the transfer of any Shares by Stockholder or any Seller. The expense payment provisions of Section 2.04 and the indemnification and contribution provisions set forth in Section 2.05 hereof shall survive any termination of this Agreement.

                  3.06 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, and any such purported assignment shall be null and void, except that Stockholder may assign and delegate its rights and obligations under this Agreement to any of its majority-owned subsidiaries, without the consent of Issuer; provided that such majority-owned subsidiary executes and delivers to Issuer an agreement to the effect that such majority-owned subsidiary agrees to be bound by this Agreement.

                  3.07 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                  3.08 Consent to Jurisdiction. Each of the parties irrevocably submits to the exclusive jurisdiction of (a) the state courts of the State of Florida, located in the City of Orlando, and (b) the United States District Court for the Middle District of Florida, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Middle District of Florida or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the state courts of the State of Florida, located in the City of Orlando. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in any such court with respect to any matters to which it has submitted to jurisdiction in this Section 3.08. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the state courts of the State of Florida, located in the City of Orlando, or (ii) the United States District Court for the Middle District of Florida, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any court has been brought in an inconvenient forum.

                  3.09 Severability. It is the intention of the parties that the provisions of this Agreement be deemed severable and the invalidity or unenforceability of any provision not affect the validity or enforceability of the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability.

                  3.10 Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by Issuer and Stockholder, which shall be binding on Stockholder and each Seller, on the one hand, and Issuer, on the other.

                  3.11 Further Assurances. Each party shall provide such further documents or instruments reasonably requested by any other party as may be necessary or desirable to effect the purpose and intention of this Agreement and carry out its provisions, whether before or after its termination.

                  3.12 Counterparts. This Agreement and any amendments hereto may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, this Agreement has been signed on behalf of each of the parties hereto as of the date first written above.

                                        LANIER WORLDWIDE, INC.

                                        By: /s/ James A. MacLennan
                                        Name: James A. MacLennan
                                        Title:Executive Vice President
                                        and Chief Financial Officer

                                        HARRIS CORPORATION

                                        By:/s/ David S. Wasserman
                                        Name:  David S. Wasserman
                                        Title: Vice President -
                                               Treasurer